SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: April 21, 2005



                         CHINA MOBILITY SOLUTIONS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Florida                            000-26559                   330-751560
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

#900 - 789 West Pender Street, Vancouver, B.C. Canada        V6C 1H2
--------------------------------------------------          ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 632-9638
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


        Effective April 21, 2005, the following people were elected Directors of the Company.


Greg Ye, MBA, age 36, CPA - Director

Mr. Ye brings 12 years of management, consulting and investment experience in a broad range of business and technology disciplines. He is currently in charge of developing and implementing corporate strategies as Group Director of Strategic Marketing for Cadence Design Systems Inc, the world's 9th largest software company, listed on both the NYSE and NASDAQ. Previously, he worked for Cisco Systems as a market development manager and PricewaterhouseCoopers, where he spent six years advising high-tech companies based in the U.S. and Asia. He co-founded a Silicon Valley based incubator for high-tech companies in China in 1999 and serves as an advisor for several other U.S. high-tech start-up companies. Mr. Ye received his MBA from Harvard Business School and his BSEE from Shanghai Jiao Tong University, China. He is a Certified Public Accountant and a Certified Management Accountant.

Michael J.P. Moen, age 33, Director

Mr. Moen, recently a Senior Vice President in U.S. Institutional Sales for Burlington Capital Markets in New York, has spent the past several years with some of the most prestigious firms on Wall Street. His previous positions include US Institutional Sales - Senior Analyst for Goldman Sachs, a Buyside Trader for CIBC World Markets, and Retail Equity Sales for Saloman Smith Barney. Previously he was an Accountant with Moen & Company Chartered Accountants of Vancouver. Mr. Moen earned his Master of Business Administration in International Finance from the University of Southern Europe and his Bachelor of Accounting from the University of Minnesota.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits - None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 27, 2005               CHINA MOBILITY SOLUTIONS, INC.




                                    By: /s/ Angela Du
                                        ----------------------------------------
                                         Angela Du, President